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                                   EXHIBIT 10


                                   SCHEDULE I



      Ferro Corporation has entered into executive employment agreements with its officers listed below substantially identical in all material respects to the Form of Amended and Restated Executive Employment Agreement (Exhibit 10(b) to Ferro Corporation's Form 10-Q for the three months ended September 30, 1995, which Exhibit is incorporated here by reference), except the lump sum severance payment is equal to a full year's compensation (base salary and incentive compensation) multiplied by three in the cases of Albert C. Bersticker and Hector R. Ortino and multiplied by two in the case of all other officers.



                 Albert C. Bersticker
                 David G. Campopiano
                 R. Jay Finch
                 James F. Fisher
                 James B. Friederichsen
                 D. Thomas George
                 J. Larry Jameson
                 Charles M. Less
                 Hector R. Ortino
                 Thomas O. Purcell
                 Paul V. Richard
                 Gary H. Ritondaro